UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   September 6, 2024
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510)724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIO.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2024, the Board of Directors (the “Board”) of Bio-Rad Laboratories, Inc. (the “Company”) amended and restated the Company’s amended and restated bylaws (the “Bylaws”), effective immediately, to (i) expressly provide for the ability of stockholders to participate in meetings of stockholders by electronic transmission, (ii) eliminate the requirement to make a stockholder list available for examination at meetings of stockholders, (iii) explicitly provide for the role of Chief Executive Officer, as separate from the role of President, (iv) require any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, (v) implement and update the procedure and information requirements for the nominations of persons for election to the Board, including to address matters relating to the new universal proxy rules set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, or any proposal for other business; (vi) clarify the instances in which a stockholder’s notice regarding nomination of a director for election or reelection or any proposal for other business may be disregarded and (vii) make certain other administrative, clarifying and conforming changes throughout.

The foregoing summary is qualified in its entirety by reference to the complete text of the Bylaws, which are filed as Exhibit 3.1 hereto in unmarked form, and as Exhibit 3.2 hereto in redline form marking the amendments described above and are incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Bio-Rad Laboratories, Inc. effective September 6, 2024
3.2	Amended and Restated Bylaws of Bio-Rad Laboratories, Inc. effective September 6, 2024 (redline)
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	September 9, 2024	By:	/s/ Courtney C. Enloe
Courtney C. Enloe
Executive Vice President, General Counsel & Secretary